                     The Penn Mutual Life Insurance Company
                             Philadelphia, PA 19172


                         Application for Life Insurance



This packet includes an application for all plans of life insurance currently offered by Penn Mutual. Also included are the Notice of Insurance Information Practices, Authorization form, Temporary Insurance Agreement, Confidential Financial Statement, Penn Check form, Variable Universal Life Supplemental Application, Variable Life Compensation Election Form and Authorization for Telephone Transfers by Third Parties.


             General Instructions for Completion of the Application


(1) The Notice of Insurance Information Practices must be delivered to the Proposed Insured before completion of the application.

(2) The Temporary Insurance Agreement (TIA) must be completed whenever settlement is collected. Do not accept settlement if the amount of insurance requested exceeds $1,000,000, or if either of the questions on the TIA is answered "yes".

(3) The proposed insured(s), applicant, and owner must sign the form where indicated.

(4) Complete Section B for Joint Life Policies.

(5) If the proposed insured is under age 18, the application must be signed by a parent or guardian.

(6) If Insured is under 18, occupation, income and business information apply to the parent or guardian, and must be completed.

(7) All appropriate sections of the application required for the coverage requested must be completed in their entirety.

(8) The authorization must be signed and forwarded with the application to the Home Office.

(9) Taxpayer Identification Number and Certification must be completed whenever appropriate.

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                   Notice of Insurance Information Practices

Penn Mutual wishes to thank you for your application for insurance. In order for us to accurately underwrite this application. it is necessary to obtain some personal information about you. This information is necessary and vital to our business because it enables us to classify each applicant appropriately according to the risk he or she represents.

We at Penn Mutual are and always have been acutely aware of the responsibility placed upon us as possessors of private information. We safeguard such information and disclose it only for legitimate business or legal reasons. Below we will outline some of our underwriting procedures and explain certain rights that you have.

How We Collect Our Information

In addition to the information included in the application, Penn Mutual, its subsidiaries or its reinsurers will, as a part of our underwriting procedures, collect information relating to any proposed insured's physical and mental condition, health history, mode of living, general character and reputation, personal characteristics, habits, finances, occupation, other insurance coverage or participation in hazardous activities.

This information may be obtained from you personally or from physicians, medical professionals, hospitals, clinics or other medical care institutions which have provided care to you or to members of your family, from the MIB, Inc., public records, consumer reporting agencies, financial sources (such as your lawyer and/or accountant), other insurance companies, agents, friends, neighbors, employers, or business associates. We may obtain this information through exchanges of correspondence, by telephone, or by personal contact.

An investigative consumer report may be necessary. You have the right to obtain a copy of this report and to be interviewed personally as part of this process. If you desire this personal interview, please inform your agent. Should you want a copy of this report, write to us, and we will furnish the name and address of the consumer reporting agency. You may then contact this agency and request a copy. Should an investigative consumer report be obtained, the consumer reporting agency may retain that information in its files. Federal law prohibits such organizations from disclosing such information to other parties without your authorization.

We will also ask you some marketing questions which we will use solely for marketing analysis.

Access To This Information

The information about you, which we obtain and keep in our files, will not be disclosed to others without your authorization except to the extent necessary for the conducting of our business. For example, necessary items of information may be disclosed to persons or organizations which perform a business, professional or insurance function for us.

We may occasionally disclose certain information to a State Insurance Department or when required, to law enforcement or other governmental authority to prevent or prosecute fraud or other unlawful activities. We may also disclose information to actuarial or research groups which gather information for statistical purposes or to groups of policyholders when reporting claims experience or conducting audits.

Information about you may be given to other insurers, agents or insurance support organizations to enable them to perform a business function concerning an insurance transaction with you, or to help detect or prevent insurance fraud or misrepresentation. For your benefit we may disclose to your physician a medical problem of which you may not be aware. In addition, we may give information about you to an affiliated company so that it can inform you of insurance products or services.

How To Obtain This Information

You have the right of access to this information which Penn Mutual maintains in its files about you and which you reasonably describe. Within 30 business days of our receipt of your written request you may have access to recorded information about you which is retrievable. However, medical information will be released only to a physician whom you designate. Your right of access does not extend to information which relates to and in connection with, or in reasonable anticipation of, a claim or civil or criminal proceeding. We will inform you of the nature and substance of the information and identify any institution source which gave us information. If recorded, we will advise you of those persons to whom such information has been disclosed within two years prior to the request, or if not recorded, we will give you the names of the persons or organizations to whom such information is normally disclosed. If you wish, we can arrange for you to see this information or obtain a copy by mail. You may request correction, amendment or deletion of any information in our files pertaining to you, and we will respond within 30 days.


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                     DETACH AND LEAVE WITH PROPOSED INSURED

We will tell you if we complied with your request. If we do not agree with you, we will notify you of our refusal, give you our reasons and give you the opportunity to file a concise statement of dispute with us. Your statement will be sent with any disclosure of the information which we make.

In either event, we will notify any insurance support organization that furnished the information to us and any person whom you designate and who may have received such information within the preceding two years of the dispute regarding the information. Your statement of dispute will be sent to these parties if we did not comply with your request.

Please direct all requests involving the above procedures to the Personal Insurance Information Office at Penn Mutual, Philadelphia, PA 19172. Give your full name, address, date of birth and policy number. You may also call us at
(800) 523-0650.


Fair Credit Reporting Act Notice

As part of our regular underwriting procedures, an investigative consumer report may be obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. This inquiry will include information as to your character, general reputation, personal characteristics and mode of living. As part of your application for insurance, you have authorized Penn Mutual to obtain such a report and you should understand that you have the right to make a written request within a reasonable period of time to Penn Mutual's Underwriting Department to receive additional detailed information about the nature and scope of this investigation. You should also understand that upon written request, you will be informed whether such a report has actually been ordered, and if it has, you will be furnished the name and address of the consumer reporting agency to whom the request was made. You may contact this consumer reporting agency and request a copy of any such report.


MIB, Inc. Notice

Information regarding your insurability will be treated as confidential. Penn Mutual or its reinsurers may, however, make a brief report thereon to MIB, Inc., a nonprofit organization of life insurance companies, which operates as an information exchange on behalf of its members. If you request coverage from another MIB, Inc., member company for life or health insurance or a claim for benefits is submitted to such a company, MIB, Inc. upon request, will supply such company with the information it may have in its file.

Upon receipt of a request from you, MIB, Inc. will arrange the disclosure of any information it may have in your file. If you question the accuracy of the information in MIB's file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of MIB's information office is: Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

If you have requested or request life or health insurance or have a claim for benefits with other life insurance member companies, Penn Mutual or its reinsurers may release information in our files to them if they so request, provided they have your authorization to request this information.

PM5459

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                     DETACH AND LEAVE WITH PROPOSED INSURED

The Penn Mutual Life Insurance Company                                                                Application for Life Insurance
Philadelphia, PA 19172

====================================================================================================================================
Section A. Proposed Insured 1

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1. Full Name (First, Middle, Last)    [_] M   F [_] |  2. Date of Birth  | 3. Age  |  4. State of Birth |  5. Social Security Number
                                                    |  Mo.   Day     Yr. |         |                    |
                                                    |      |      |      |         |                    |           -    -
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6. Home Address: Give No., Street, City, State, and Zip Code.                                           |  How Long?
                                                                                                        |
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7. Previous Addresses within past 3 years                                          |  8. Driver's License No and State of Issue
                                                                                   |
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9. Phone Numbers                                    |  10. Marital Status          |  11. Occupation (Include Duties.)
Home  (        )           -                        |  [_]M   [_]D   [_]S   [_]W   |
Work  (        )           -                        |  [_]Other______________      |
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12. Employer's Name and Address                                                                         |  How Long?
                                                                                                        |
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====================================================================================================================================
Section B.  Proposed Insured 2  (Complete for Joint Life Policy)

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13. Full Name (First, Middle, Last)   [_]M    F[_]  |  14. Date of Birth | 15. Age | 16. State of Birth | 17. Social Security Number
                                                    |  Mo.   Day     Yr. |
                                                    |      |      |      |                                          -    -
------------------------------------------------------------------------------------------------------------------------------------
18. Home Address: Give No., Street, City, State, and Zip Code.                                          |  How Long?
                                                                                                        |
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19. Previous Addresses within past 3 years                                  |   20. Driver's License No. and State of Issue
                                                                            |
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21. Phone Numbers                                   |  22. Marital Status          |  23. Occupation (Include Duties.)
Home  (        )           -                        |  [_]M   [_]D   [_]S   [_]W   |
Work  (        )           -                        |  [_]Other______________      |
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24. Employer's Name and Address                                                                         |  How Long?
                                                                                                        |
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====================================================================================================================================
Section C. Plan and Premium Information
25. Plan and Amount of Coverage                                                                           Universal Life Only
                          (a) Plan of Insurance                           (b) Amount                  (c) Death Benefit Option
                        ----------------------------------------------  ---------------------------
Base policy:                                                                                          [_]  Level Death Benefit
                        ----------------------------------------------  ---------------------------
                                                                                                      [_]  Increasing Death Benefit
                        ----------------------------------------------  ---------------------------
Riders:
                        ----------------------------------------------  ---------------------------

                        ----------------------------------------------  ---------------------------

                        ----------------------------------------------  ---------------------------


26. Additional Benefits
    Universal Life (possible selections)                                Traditional   (possible   selections)
      [_] Disability Waiver of Monthly Deductions                         [_] Disability Waiver of Premiums
      [_] Disability Waiver of Stipulated Premium                         [_] Option to Purchase Add'l. Ins. $ _____________________
      [_] Accidental Death Benefit $ __________________                   [_] Accidental Death Benefit $ ___________________________
      [_] Guaranteed Increase Option $ __________________                 [_] Other ________________________________________________
      [_] Guaranteed Continuation of Policy
      [_] Other

27. Automatic Premium Loan Option (Traditional Only)          [_] Yes  [_] No


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
28. Dividend Options       Universal Life                                                           Traditional
                           [_] Cash                         [_] Premium Reduction (Not              [_] Accumulate at Interest
                           [_] Credited to Cash Value           available with Penn Check or        [_] Term Ins. Div. Option (TIDO)
                                                                Salary Allotment)                   [_] Div. Opt. Term Add's. (DOTA)
                                                            [_] Cash                                [_] Other
                                                            [_] Paid-up Additions

29. Premium
      (a) Was money collected with application?             [_] Yes  [_] No               Amount $ _________________________________

      If "Yes", was Temporary Insurance Agreement given?    [_] Yes  [_] No

      (b) Mode of premium payment  [_] Single      [_] Annual      [_] Semi-annual
                                   [_] Quarterly   [_] Penn Check  [_] Salary Allotment/List Bill

      (c) If premium notices are to be sent somewhere other than the owner's address, give full name, address and relationship to owner below.

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                                                                                       |      Tax I.D.
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30. Complete for Traditional Plans
    (a) Has full payment for the first premium been made?  [_] Yes   [_] No
    (b) For additional Deposit Paid-up Additions only:
         (1) Lump sum amount of $ _____________________________ has been paid in full.         [_] Yes   [_] No
         (2) Scheduled amount of $ _____________________________ has been paid in full.        [_] Yes   [_] No
         (3) Subsequent billing to be scheduled: $ ______________________________.             [_] Yes   [_] No

31. Complete for Universal Life Plans
    (a) Initial premium of $ ____________________________ has been paid in full.               [_] Yes   [_] No
        Number of months: _____________________________
    (b) Subsequent lst year scheduled premium is $ ______________________________.
    (c) Subsequent scheduled premium for year two and thereafter is $ _________________________.

====================================================================================================================================
Section D.  Beneficiary Information
32. Death Benefit Beneficiary                                      (b) Secondary (If no Primary Beneficiary survives the Insured,
    (a) Primary (Payable in equal shares to such as survive            Payable in equal shares to such as survive the Insured unless
        the Insured unless otherwise stated.)                          otherwise stated.)

---------------------------------------------------------------    -----------------------------------------------------------------
   First Name          Middle Initial          Last Name                 First Name          Middle Initial          Last Name

---------------------------------------------------------------    -----------------------------------------------------------------
                SS#                   |      Relationship                             SS#                     |    Relationship
                                      |                                                                       |
---------------------------------------------------------------    -----------------------------------------------------------------
    (c) If no Primary or Secondary Beneficiary survives the Insured, Payable to the executors or administrators of:

        ____________________________________________________________________________________________________________________________
        (The Insured, if no one else is named)

====================================================================================================================================
Section E. Owner Information
    (Complete only if the Owner is to be other than the Proposed Insured)


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33. Full Name (If trust, give full name of trust and date of trust agreement.)   |  34. Date of Birth    |  35.  SSN or Tax ID No.
                                                                                 |  Mo.    Day     Yr.   |
                                                                                 |                       |
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36. Address: Give No., Street, City, State, and Zip Code.                                                |  37. Relationship to
                                                                                                         |      Proposed Insured
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Contingent Owner
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38. Full Name (If trust, give full name of trust and date of trust agreement.)   |  39. Date of Birth    |  40. SSN or Tax ID No.
                                                                                 |  Mo.    Day     Yr.   |
                                                                                 |                       |
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41. Address: Give No., Street, City, State, and Zip Code.                                                |  42. Relationship to
                                                                                                         |      Proposed Insured
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

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
====================================================================================================================================
Section F.  Children's Coverage

43. Applicant's name _______________________________________________     Relationship to Child _____________________________________

44. Applicant's Place of birth _____________________________________     Date of Birth ________________________   Age ______________

45. Applicant's Residence Address __________________________________________________________________________________________________


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46. Child's Family History        |   Age if    |         State of          |   Amount of   |    Age at    |       Cause of
                                  |   Living    |          Health           |   Insurance   |    Death     |         Death
------------------------------------------------------------------------------------------------------------------------------------
Father                            |             |                           |               |              |
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Mother                            |             |                           |               |              |
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Brother and Sisters               |             |                           |               |              |
                                  |             |                           |               |              |
No. Living ______________         |             |                           |               |              |
                                  |             |                           |               |              |
No. Dead ________________         |             |                           |               |              |
------------------------------------------------------------------------------------------------------------------------------------

47. (a) Child's Height _____________ft. _____________ in.         (b) Weight _____________ Lbs.

    (c) If less than 6 months old, give birth weight: _____________ lbs. _____________ oz.

====================================================================================================================================
Section G.  Insurance History           Complete for All Proposed Insureds

48.  Total Insurance on Proposed Insured's Life


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Name               | Company               | Amount                | Type                 | Accid. Death Benefit      | Issue Date
------------------------------------------------------------------------------------------------------------------------------------
                   |                       |                       |                      |                           |
                   |                       |                       |                      |                           |
                   |                       |                       |                      |                           |
                   |                       |                       |                      |                           |
                   |                       |                       |                      |                           |
                   |                       |                       |                      |                           |
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                                                                                          P.I 1                        P.I. 2
                                                                                    Yes            No            Yes            No
49.  (a)  Is insurance applied for intended to replace ro change any existing       [_]           [_]            [_]           [_]
          life insurance or annuity policy with any insurance company?

     (b)  If (a) is "Yes", then does any dump-in involve 1035 exchange money?       [_]           [_]            [_]           [_]

     (c)  Will premiums for insurance applied for be paid by policy loan from       [_]           [_]            [_]           [_]
          any existing policy?

     (d)  Are any other applications for insurance now pending or contemplated?     [_]           [_]            [_]           [_]

     (e)  Have you ever had an application for life insurance declined,             [_]           [_]            [_]           [_]
          postponed, limited, modified or rated up or had your policy refused for reinstatement?


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Remarks:  Give details for all "Yes" answers to questions 49a through 49e, including name to whom answer applies.
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

PM5459

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
====================================================================================================================================
Section H.  Tobacco Usage
                                                                                        P.I. 1                   P.I. 2
50. (a) Has any person proposed for coverage ever smoked us used                  [_] Yes    [_] No         [_] Yes    [_] No
        any tobacco or nicotine products?

    (b) If "Yes", date last    P.I. 1           [_]  0 - 12 Mo.     [_] 13 - 24 Mo.     [_] 25 - 36 Mo.      [_] 37 + Mo.
        use:
                               P.I. 2           [_]  0 - 12 Mo.     [_] 13 - 24 Mo.     [_] 25 - 36 Mo.      [_] 37 + Mo.

    (c) Type?       P.I.1     [_] Cigarettes    [_] Cigar      [_] Pipe       [_] Chew       [_] Patch       [_] Other ____________
                    P.I.2     [_] Cigarettes    [_] Cigar      [_] Pipe       [_] Chew       [_] Patch       [_] Other ____________

====================================================================================================================================
Section I.  General Information                    Complete for all Proposed Insureds

For questions 51 to 54 give details for all "Yes" answers.  For multiple insureds, be sure to indicate to whom the answer applies.

                                                                           P.I. 1              P.I. 2
                                                                       Yes        No        Yes       No            Details
51. Within the past two years, has any Proposed Insured:
    (a) Flown or taken instruction as a pilot or crew                  [_]       [_]        [_]      [_]
        member or intend to do so?  (If "Yes", complete
        Aviation Supplement)
    (b) Engaged in any kind of racing, scuba or sky                    [_]       [_]        [_]      [_]
        diving, hang gliding, rock climbing, or other
        hazardous avocation or intend to do so? (If "Yes",
        complete appropriate questionnaire.)
    (c) Been convicted of a moving violation or had their              [_]       [_]        [_]      [_]
        driver's license revoked?
52. Has any Proposed Insured ever:
    (a) Used amphetamines, barbiturates, hallucinogens,                [_]       [_]        [_]      [_]
        marijuana, or narcotics?
    (b) Been counseled or treated for use of alcohol or                [_]       [_]        [_]      [_]
        drugs?
53. Within the past ten years, has any Proposed Insured                [_]       [_]        [_]      [_]
        been convicted of a felony?
54. (a) Are all Proposed Insureds citizens of the United               [_]       [_]        [_]      [_]
        States?  (If "No" provide Citizenship, residency
        status and VISA number.)
    (b) Does any Proposed Insured intend to reside or                  [_]       [_]        [_]      [_]
        travel outside the United States?
    (c) Is any Proposed Insured a member, or intending                 [_]       [_]        [_]      [_]
        to become a member, of any armed forces or
        military reserve?

====================================================================================================================================
Section J.  Medical History

55. Personal Physician Information                  Proposed Insured 1                   Proposed Insured 2
---------------------------------------------   -------------------------------    --------------------------------
    (a) Physician's name
---------------------------------------------   -------------------------------    --------------------------------
    (b) Office Address
---------------------------------------------   -------------------------------    --------------------------------
    (c) Date last consultation
---------------------------------------------   -------------------------------    --------------------------------
    (d) Reason for consultation
---------------------------------------------   -------------------------------    --------------------------------
    (e) Are you presently taking medication?     Yes __________ No __________        Yes __________ No __________
---------------------------------------------   -------------------------------    --------------------------------
    If "Yes", give details
---------------------------------------------   -------------------------------    --------------------------------
56. (a) Height (in shoes)                            ft.        in.                      ft.        in.
---------------------------------------------   -------------------------------    --------------------------------
    (b) Weight (clothed)                                              lbs.                                 lbs.
---------------------------------------------   -------------------------------    --------------------------------
    (c) Weight change in last year?              Yes __________ No __________        Yes __________ No __________
---------------------------------------------   -------------------------------    --------------------------------
        If "Yes":                                No. Of lbs.    Reason:              No. Of lbs.    Reason:

---------------------------------------------   -------------------------------    --------------------------------

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For questions 57 to 59 give details for all "Yes" answers in the space provided
(use a separate sheet of paper if necessary). Give name of insured, dates, treatment, duration of illness and names and addresses of all attending physicians and medical facilities.

                                                                                  P.I. 1              P.I. 2

                                                                              Yes        No        Yes       No            Details
57. Within the past five years, has any Proposed Insured:
    (a) Consulted a physician for any reason, had an                          [_]       [_]        [_]      [_]
        electrocardiogram or other diagnostic tests?
    (b) Been in a clinic, hospital or medical facility for                    [_]       [_]        [_]      [_]
        observation or treatment?
    (c) Been advised to have any diagnostic test,                             [_]       [_]        [_]      [_]
        hospitalization or surgery which was not done?
58. Has any Proposed Insured ever been treated for, or had
    indication of:
    (a) Chest pain, high blood pressure, stroke, heart                        [_]       [_]        [_]      [_]
        murmur, or other circulatory disorder?
    (b) Cancer, Cyst, growth, tumor?                                          [_]       [_]        [_]      [_]
    (c) Anxiety, depression, dizziness, convulsions,                          [_]       [_]        [_]      [_]
        epilepsy or any mental or nervous disorder?
    (d) Diabetes, thyroid or other glandular disease?                         [_]       [_]        [_]      [_]
    (e) Colitis, or any liver or gastrointestinal disorder?                   [_]       [_]        [_]      [_]
    (f) Breast, prostate or reproductive disorder?                            [_]       [_]        [_]      [_]
    (g) Kidney, bladder or other genitourinary disorder?                      [_]       [_]        [_]      [_]
    (h) Asthma, emphysema, chronic obstructive                                [_]       [_]        [_]      [_]
        pulmonary disease (C.O.P.D.) Or other respiratory
        disorder?
    (i) An immune deficiency disorder, Acquired                               [_]       [_]        [_]      [_]
        Immune Deficiency Syndrome (AIDS), Aids Related
        Complex (ARC), or tested positive for the HIV
        virus?
59. (a) Is there any family history of cancer, diabetes,                      [_]       [_]        [_]      [_]
        heart disease, Huntington Chorea, neuromuscular
        disorder before the age of 60?

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(b) Child's Family History        |   Age if    |         State of          |   Amount of   |    Age at    |       Cause of
                                  |   Living    |          Health           |   Insurance   |    Death     |         Death
------------------------------------------------------------------------------------------------------------------------------------
Father                            |             |                           |               |              |
------------------------------------------------------------------------------------------------------------------------------------
Mother                            |             |                           |               |              |
------------------------------------------------------------------------------------------------------------------------------------
Brother and Sisters               |             |                           |               |              |
                                  |             |                           |               |              |
No. Living ______________         |             |                           |               |              |
                                  |             |                           |               |              |
No. Dead ________________         |             |                           |               |              |
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
Section K. Tax Identification  Number Certification
Under penalty of perjury, I certify that:
     (1)  The number shown under question 5 or question 35 of this application is my correct taxpayer identification number, and
     (2)  I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, or I am exempt from backup withholding.

[_] Check this box if you are subject to backup withholding under the provisions of Section 3406(a)(1)(c) of the Internal
    Revenue Code.

----------------------------------------    ----------------------------------------------------------------------------------------
                Date                                   Signature of Proposed Insured (Owner if other than Proposed Insured)

PM5459
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Special Instructions


--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Home Office Amendments and Corrections (For use only if permitted by state statute or regulation)
--------------------------------------------------------------------------------



In Maryland and West Virginia, any changes made to the application by the company must be signed by the applicant to be effective.
--------------------------------------------------------------------------------

================================================================================

I (we), the Proposed lnsured(s), or Applicant(s) if Proposed Insured(s) is (are) age 17 or less, represent that the statements and answers in this part I of the application are written as made by me(us) and are complete and true to the best of my (our) knowledge and belief. I (we) the Proposed Insured(s), or the Applicant(s) if other than the Proposed lnsured(s), agree that they will be a part of the contract of insurance if issued; that I (we) will be bound by such statements and answers, and that The Penn Mutual Life Insurance Company, believing them to be true , will rely and act upon them. I (we) also understand and agree that:

1. Subject to the provisions of the temporary insurance agreement attached to this application, no insurance will be in force until the first premium is paid in full and the policy is delivered while the health, habits, occupation and other facts relating to the Proposed lnsured(s) and to the Payor, if a Payor Benefit is issued, are the same as described in this Part
     I of the application, any Part 11 required by the Company and any amendments or supplements to them.
2. Notice to or knowledge of an agent or a medical examiner is not notice to or knowledge of the Company, and no agent or medical examiner is authorized to accept risks, to pass upon acceptability for insurance or to modify any contract of insurance.
3. Acceptance of any policy issued based on this application will be a ratification of any amendments or corrections noted by the Company in the space headed Home Office Amendments and Corrections, except that if required by state statute or regulation, any change in amount, age, plan of insurance, additional benefits or classification must be agreed to in writing.
Fraud Warning Notice
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent act, which is a crime and subjects such person to criminal and civil penalties.


AUTHORIZATION
I (we) authorize any physician, medical professional, hospital, clinic or other medically related facility, insurance company or MIB, Inc., to disclose to The Penn Mutual Life Insurance Company and its reinsurers any of the following pertaining to me(us) or my(our) children, if they are to be insured: information relating to my(our) physical and mental condition; medical care, advice or treatment and evaluation for drug and alcohol use; and avocation, insurance, aviation, criminal activity and driving record. This information will be used by the Company and its reinsurers to determine eligibility for insurance. To facilitate rapid transmission of such information, I (we) authorize all such sources, except the MIB, Inc., to give such records or information to any insurance support organization authorized by the Company to collect and transmit such information. l(we) understand that I (we) have the right to receive a copy of this authorization and agree that a photographic copy will be as valid as the original. I (we) also understand that this authorization will be valid for two and one half years from the date shown below. I (we) acknowledge receiving a MIB, Inc., Notice, a Fair Credit Reporting Act Notice and authorize the Company to obtain an investigative or other consumer report as described in the Fair Credit Notice.


Signed on _______________________________________________   ____________________________________________________________________
                                                                               Signature of Proposed Insured 1
                                                                       (Parent if Proposed Insured is age 17 or less)

at _________________________________, State of __________   ____________________________________________________________________
                                                                               Signature of Proposed Insured 2

_________________________________________________________
Signature of Soliciting Agent - Licensed Resident by Law

_________________________________________________________
                   Name of Soliciting Agent

_________________________________________________________
             State License Identification Number


================================================================================
Agent Certification
                                                         _____________, 19______

In connection with this application for insurance to The Penn Mutual Life Insurance Company dated ___________________ I, the undersigned, as agent obtaining such application, state that to the best of my knowledge, replacement [_] is [_] is not involved with this transaction.


                                            ____________________________________
                                               Signature of Soliciting Agent


PM5459